HUMANKIND BENEFIT CORPORATION

(the “Company”)

Humankind US Stock ETF (HKND)

(the “Fund”)

Supplement dated October 17, 2025
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2025

This Supplement contains new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI and should be read in conjunction with the Prospectus, Summary Prospectus and SAI.

On October 17, 2025, the Board of Directors (the “Board”) of the Company, based upon the recommendation of Humankind Investments, LLC (the “Adviser”), authorized an orderly liquidation of the Fund. After considering all the information presented to the Board by the Adviser, the Board determined that closing, liquidating and terminating the Fund was in the best interests of the Fund and its shareholders. In this regard, the Board has adopted a Plan of Liquidation for the Fund (the “Plan”).

Under the Plan, the last day of trading of the Fund’s shares on the NYSE Arca will be December 1, 2025 (the “Closing Date”), which will also be the last day the Fund will accept creation units from authorized participants. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on December 8, 2025 (the “Liquidation Date”).

From the Closing Date through the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a secondary market for the Fund’s shares during this period. Between the Closing Date and the Liquidation Date, the Fund will seek to convert its portfolio holdings to cash. The Fund may seek to convert its portfolio holdings to cash prior to the Closing Date to the extent it is deemed in the best interests of the Fund and its shareholders. When the Fund moves to cash it will not follow its investment strategy and will not meet its investment objective.

Shareholders of record remaining on the Liquidation Date will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as a payment in exchange for their shares. Upon payment of the liquidating distribution, all outstanding shares of the Fund will be redeemed and cancelled. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

Following the liquidation of the Fund, the Company will be terminated.

Please contact the Fund at (888) 557-6692 if you have any questions.

Please retain this supplement for future reference.